CALAMOS® FAMILY OF FUNDS

Supplement dated June 5, 2020 to the

CALAMOS® FAMILY OF FUNDS Prospectus and the Statement of Additional Information,

each dated February 28, 2020, as amended April 1, 2020 and April 30, 2020

Effective July 31, 2020, the table listing the fees and expenses for Market Neutral Income Fund on page 1 of the Prospectus is deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment):	CLASS A	CLASS C	CLASS I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	CLASS A	CLASS C	CLASS I
Management Fees	0.66%	0.66%	0.66%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None
Dividend Expense on Short Positions	0.18%	0.18%	0.18%
Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.26%	2.01%	1.01%

[1] “Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Fund’s investment in various money market funds, affiliated mutual funds, and ETFs.

Effective July 31, 2020, the tables under the “Example” section for Market Neutral Income Fund on page 1 of the Prospectus are deleted and replaced with the following:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	400	664	948	1,756
Class C	304	630	1,083	2,338
Class I	103	322	558	1,236

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	400	664	948	1,756
Class C	204	630	1,083	2,338
Class I	103	322	558	1,236

Effective July 31, 2020, the first paragraph and table under the “Class A Shares” heading beginning on page 124 of the Prospectus are deleted and replaced with the following:

For each Fund, the offering price for Class A shares is the NAV per share plus an initial sales charge rounded to the nearest whole cent. Due to rounding, the actual sales charge may be more or less than the percentage shown. For each Fund, except Market Neutral Income Fund, Convertible Fund, Global Convertible Fund, Total Return Bond Fund, High Income Opportunities Fund, and

MFSPT3 06/20

Short-Term Bond Fund, the maximum sales charge is 4.75% of the offering price. For Convertible Fund, Global Convertible Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, the maximum sales charge is 2.25% of the offering price. For Market Neutral Income Fund, the maximum sales charge is 2.75% of the offering price. The sales charge varies depending on the amount of your purchase, as follows:

EACH FUND (OTHER THAN MARKET NEUTRAL INCOME FUND, CONVERTIBLE FUND, GLOBAL CONVERTIBLE FUND, TOTAL RETURN BOND FUND, HIGH INCOME OPPORTUNITIES FUND, AND SHORT-TERM BOND FUND)	SALES CHARGE
	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE
Less than $50,000	4.99%	4.75%
$50,000 but less than $100,000	4.44	4.25
$100,000 but less than $250,000	3.63	3.50
$250,000 but less than $500,000	2.56	2.50
$500,000 but less than $1,000,000	2.04	2.00
$1,000,000 or more*	None	None

CONVERTIBLE FUND, GLOBAL CONVERTIBLE FUND, TOTAL RETURN BOND FUND, HIGH INCOME OPPORTUNITIES FUND, AND SHORT-TERM BOND FUND	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE
Less than $100,000	2.30%	2.25%
$100,000 but less than $250,000	1.78	1.75
$250,000 or more*	None	None

MARKET NEUTRAL INCOME FUND	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE
Less than $50,000	2.83%	2.75%
$50,000 but less than $100,000	2.30	2.25
$100,000 but less than $250,000	1.78	1.75
$250,000 or more*	None	None

* Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

Class A shares also have a 0.25% distribution (12b-1) fee. See “Distribution and service (Rule 12b-1) plan” for more information about distribution fees.

Effective July 31, 2020, the third paragraph and table in the “Distributor” section beginning on page 70 of the Statement of Additional Information are deleted and replaced with the following:

        The sales charges on sales of Class A shares of Convertible Fund, Global Convertible Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund (except when waived as described below under “Share Classes and Pricing of Shares — Sales Charge Waiver”) and concessions reallowed to dealers at the time of purchase are as follows:

	SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE	% OF OFFERING PRICE RETAINED BY SELLING DEALER
Less than $100,000	2.30%	2.25%	2.00%
$100,000 but less than $250,000	1.78%	1.75%	1.50%
$250,000 or more*	None	None	None

* For Convertible Fund, Global Convertible Fund, Total Return Bond Fund, and High Income Opportunities Fund, on an investment of $250,000 to $4 million, CFS from its own resources pays the selling dealer a commission of 1.00% of the amount of the investment, 0.50% on investments between $4 million and $25 million, and 0.25% on investments greater than $25 million. On an investment of $250,000 or more without a sales charge, you may pay a contingent deferred sales charge of 1.00% on shares that are sold within one year after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

* For Short-Term Bond Fund, on an investment of $250,000 to $4 million, CFS from its own resources pays the selling dealer a commission of 0.55% of the amount of the investment, 0.40% on investments between $4 million and $25 million, and 0.20% on investments greater than $25 million. On an investment of $250,000 or more without a sales charge, you may pay a contingent deferred sales charge of 0.55% on shares that are sold within one year after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

        The sales charges on sales of Class A shares of Market Neutral Income Fund (except when waived as described below under “Share Classes and Pricing of Shares — Sales Charge Waiver”) and concessions reallowed to dealers at the time of purchase are as follows:

	SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE	% OF OFFERING PRICE RETAINED BY SELLING DEALER
Less than $50,000	2.83%	2.75%	2.25%
$50,000 but less than $100,000	2.30%	2.25%	2.00%
$100,000 but less than $250,000	1.78%	1.75%	1.50%
$250,000 or more*	None	None	None

* For Market Neutral Income Fund, on an investment of $250,000 to $4 million, CFS from its own resources pays the selling dealer a commission of 1.00% of the amount of the investment, 0.50% on investments between $4 million and $25 million, and 0.25% on investments greater than $25 million. On an investment of $250,000 or more without a sales charge, you may pay a contingent deferred sales charge of 1.00% on shares that are sold within one year after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

Please retain this supplement for future reference.

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